Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John D. Vollaro
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of December 31, 2008 (unaudited)

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results — Quarter and Year	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities, Unrealized Loss Aging and Top Ten Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16

V.	Other
	a.	Comments on Regulation G	17
	b.	Operating Income Reconciliation	18
	c.	Annualized Operating Return on Average Common Equity	19
	d.	Capital Structure	20

All financial information contained herein is unaudited, except for the consolidated balance sheet as of December 31, 2007 and the consolidated statement of income, changes in shareholders’ equity, comprehensive income, and cash flows for the year ended December 31, 2007.

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2008	2007	Change	2008	2007	Change
Gross premiums written	$825,465	$828,160	(0.3)%	$3,669,076	$4,140,143	(11.4)%

Net premiums written	$615,574	$577,666	6.6%	$2,805,726	$2,901,936	(3.3)%

Net premiums earned	$698,514	$712,216	(1.9)%	$2,845,454	$2,944,650	(3.4)%

Underwriting income (loss)	$(7,657)	$112,826	(106.8)%	$143,603	$470,038	(69.4)%

Net investment income	$111,745	$120,807	(7.5)%	$468,080	$463,241	1.0%
Per diluted share, as reported (1) (2)	$1.86	$1.70	9.4%	$7.22	$6.28	15.0%
Per diluted share, pro forma (1) (2)	$1.79	$1.70	5.3%	$7.22	$6.28	15.0%

Net income (loss) available to common shareholders	$(142,972)	$234,409	(161.0)%	$265,122	$832,099	(68.1)%
Per diluted share, as reported (1) (2)	$(2.38)	$3.31	(171.9)%	$4.09	$11.28	(63.7)%
Per diluted share, pro forma (1) (2)	$(2.28)	$3.31	(168.9)%	$4.09	$11.28	(63.7)%

After-tax operating income available to common shareholders (2)	$85,934	$221,520	(61.2)%	$537,386	$846,458	(36.5)%
Per diluted share, as reported (1) (2)	$1.43	$3.12	(54.2)%	$8.29	$11.47	(27.7)%
Per diluted share, pro forma (1) (2)	$1.37	$3.12	(56.1)%	$8.29	$11.47	(27.7)%

Comprehensive income (loss)	$(94,813)	$293,112	(132.3)%	$(119,852)	$963,743	(112.4)%

Cash flow from operations	$166,101	$332,870	(50.1)%	$1,139,098	$1,436,456	(20.7)%

Diluted weighted average common shares and common share equivalents outstanding
As reported (1)	60,048,258	70,901,361	(15.3)%	64,789,052	73,762,419	(12.2)%
Pro forma (1) (2)	62,587,256	70,901,361	(11.7)%	64,789,052	73,762,419	(12.2)%

Underwriting ratios:
Loss ratio	70.3%	55.6%	14.7%	65.0%	55.8%	9.2%
Acquisition expense ratio	17.5%	15.6%	1.9%	17.1%	16.2%	0.9%
Other operating expense ratio	13.4%	13.2%	0.2%	12.9%	12.1%	0.8%
Combined ratio	101.2%	84.4%	16.8%	95.0%	84.1%	10.9%

Annualized operating return on average common equity	10.9%	24.4%	(13.5)%	15.8%	24.3%	(8.5)%

(1)

Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

(2)	See page 17, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007
Revenues
Gross premiums written	$825,465	$903,533	$886,926	$1,053,152	$828,160	$999,159	$1,102,210	$1,210,614	$3,669,076	$4,140,143

Net premiums written	$615,574	$692,692	$686,118	$811,342	$577,666	$694,630	$757,895	$871,745	$2,805,726	$2,901,936
Decrease (increase) in unearned premiums	82,940	40,339	19,557	(103,108)	134,550	40,899	(6,483)	(126,252)	39,728	42,714
Net premiums earned	698,514	733,031	705,675	708,234	712,216	735,529	751,412	745,493	2,845,454	2,944,650
Net investment income	111,745	117,022	117,120	122,193	120,807	118,464	113,923	110,047	468,080	463,241
Net realized gains (losses)	(102,873)	(105,534)	(12,669)	35,975	18,732	14,147	(3,757)	(981)	(185,101)	28,141
Fee income	1,456	944	1,238	1,068	1,866	1,610	2,091	1,969	4,706	7,536
Equity in net income (loss) of investment funds accounted for using the equity method	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642	(178,608)	(171)
Other income	211	3,067	4,968	4,036	5,483	2,696	265	604	12,282	9,048
Total revenues	534,906	746,799	835,915	849,193	858,198	867,163	867,310	859,774	2,966,813	3,452,445

Expenses
Losses and loss adjustment expenses	490,816	548,886	404,625	404,417	395,751	402,695	425,663	420,061	1,848,744	1,644,170
Acquisition expenses	123,231	133,413	119,226	114,639	111,702	131,424	117,277	120,128	490,509	480,531
Other operating expenses	100,385	95,652	102,578	97,187	101,275	95,545	100,505	90,813	395,802	388,138
Interest expense	6,285	6,241	5,788	5,524	5,523	5,524	5,523	5,523	23,838	22,093
Net foreign exchange (gains) losses	(51,479)	(68,395)	(298)	23,587	4,121	23,656	6,450	9,742	(96,585)	43,969
Total expenses	669,238	715,797	631,919	645,354	618,372	658,844	655,418	646,267	2,662,308	2,578,901

Income before income taxes	(134,332)	31,002	203,996	203,839	239,826	208,319	211,892	213,507	304,505	873,544

Income tax expense (benefit)	2,179	(1,849)	5,253	7,956	(1,044)	2,113	6,037	8,495	13,539	15,601

Net Income (Loss)	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855	205,012	290,966	857,943

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	25,844	25,844

Net income (loss) available to common shareholders	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551	$265,122	$832,099

Net income (loss) per common share
Basic	$(2.38)	$0.44	$3.05	$2.90	$3.44	$2.87	$2.75	$2.69	$4.27	$11.72
Diluted (1)	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59	$4.09	$11.28

Weighted average common shares and common share equivalents outstanding
Basic	60,048,258	60,109,932	62,995,550	65,295,516	68,074,208	69,561,789	72,494,823	73,931,996	62,101,203	70,995,672
Diluted (1)	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686	64,789,052	73,762,419

(1)               Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2008	2007	2007	2007	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$8,122,221	$7,544,831	$7,746,296	$7,591,695	$7,137,998	$7,342,238	$6,923,478	$6,963,359
Short-term investments available for sale, at market value	479,586	863,783	645,587	631,285	699,036	1,315,903	1,114,485	796,682
Investment of funds received under securities lending agreements, at market value	730,194	933,797	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Other investments	109,601	142,146	295,638	316,252	353,694	280,241	273,830	268,724
Investment funds accounted for using the equity method	301,027	384,139	351,879	294,379	235,975	216,917	188,005	153,663
Total investments	9,742,629	9,868,696	9,957,607	10,062,479	9,930,426	10,075,605	9,614,757	9,342,526

Cash	251,739	239,097	246,544	258,680	239,915	250,804	245,143	225,249
Accrued investment income	78,052	82,218	76,313	73,686	73,862	70,697	71,064	68,012
Investment in joint venture	98,341	98,951	100,000	—	—	—	—	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	728,065	905,546	890,822	1,190,086	1,463,045	884,375	1,085,757	1,120,957
Premiums receivable	628,951	738,694	859,261	880,946	729,628	902,987	1,041,921	954,168
Unpaid losses and loss adjustment expenses recoverable	1,729,135	1,656,848	1,586,201	1,652,117	1,609,619	1,581,909	1,545,820	1,537,176
Paid losses and loss adjustment expenses recoverable	63,294	105,491	113,439	110,962	132,289	132,039	131,441	120,883
Prepaid reinsurance premiums	303,707	335,210	364,226	419,046	480,462	541,529	544,137	501,287
Deferred income tax assets, net	60,192	72,118	66,944	55,645	57,051	64,474	70,688	64,271
Deferred acquisition costs, net	295,192	310,916	319,732	311,364	290,059	301,974	309,651	314,686
Receivable for securities sold	105,073	1,099,000	1,053,379	671,354	17,359	82,383	54,954	164,124
Other assets	532,175	618,017	647,034	668,110	600,552	575,226	578,435	548,532
Total Assets	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Liabilities
Reserve for losses and loss adjustment expenses	$7,666,957	$7,569,543	$7,349,083	$7,319,141	$7,092,452	$6,949,449	$6,782,433	$6,595,820
Unearned premiums	1,526,682	1,653,855	1,735,371	1,810,324	1,765,881	1,960,228	2,001,736	1,950,264
Reinsurance balances payable	138,509	214,550	254,830	322,280	301,309	336,134	382,488	393,658
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	—	—	—	—	—
Securities lending payable	753,528	950,327	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Payable for securities purchased	123,309	1,138,117	1,064,224	710,994	23,155	515,218	434,624	216,381
Other liabilities	574,595	687,700	673,554	658,324	601,936	607,872	573,461	562,302
Total Liabilities	11,183,580	12,614,092	12,395,269	12,349,931	11,588,456	11,589,207	11,589,701	11,178,523

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130	130
Common shares	605	602	619	646	673	691	713	737
Additional paid-in capital	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125
Retained earnings	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569
Accumulated other comprehensive income (loss), net of deferred income tax	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787
Total Shareholders’ Equity	3,432,965	3,516,710	3,886,233	4,004,544	4,035,811	3,874,795	3,704,067	3,783,348
Total Liabilities and Shareholders’ Equity	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Common shares outstanding (1)	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

(1)               Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	602	619	646	673	691	713	737	743	673	743
Common shares issued, net	3	1	2	0	2	0	5	1	6	8
Purchases of common shares under share repurchase program	—	(18)	(29)	(27)	(20)	(22)	(29)	(7)	(74)	(78)
Balance at end of period	605	602	619	646	673	691	713	737	605	673

Additional Paid-in Capital
Balance at beginning of period	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125	1,944,304	1,451,667	1,944,304
Common shares issued	996	0	3,511	0	2,172	0	296	109	4,507	2,577
Exercise of stock options	10,593	4,146	5,324	3,749	3,505	1,721	6,376	6,997	23,812	18,599
Common shares retired	(39)	(123,510)	(201,498)	(190,278)	(136,357)	(145,865)	(210,871)	(46,291)	(515,325)	(539,384)
Amortization of share-based compensation	5,974	6,792	12,911	4,600	5,053	5,095	10,151	4,306	30,277	24,605
Other	2	(5)	(433)	83	10	38	218	700	(353)	966
Balance at end of period	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125	994,585	1,451,667

Retained Earnings
Balance at beginning of period	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	1,593,907	2,428,117	1,593,907
Adjustment to adopt SFAS No. 155 (1)	—	—	—	—	—	—	—	2,111	—	2,111
Balance at beginning of period, as adjusted	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	1,596,018	2,428,117	1,596,018
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income (loss)	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855	205,012	290,966	857,943
Balance at end of period	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	2,693,239	2,428,117

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	51,535	155,224	51,535
Adjustment to adopt SFAS No. 155 (1)	—	—	—	—	—	—	—	(2,111)	—	(2,111)
Balance at beginning of period, as adjusted	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	49,424	155,224	49,424
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	64,976	(271,231)	(131,446)	(37,577)	54,354	105,816	(88,100)	20,587	(375,278)	92,657
Foreign currency translation adjustments, net of deferred income tax	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	7,776	(35,540)	13,143
Balance at end of period	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	(255,594)	155,224

Total Shareholders’ Equity	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$3,783,348	$3,432,965	$4,035,811

(1) SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

Comprehensive Income (Loss)
Net income (loss)	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012	$290,966	$857,943
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	(69,067)	(386,052)	(139,831)	12,707	80,187	127,082	(94,500)	22,014	(582,243)	134,783
Reclassification of net realized (gains) losses, net of income taxes, included in net income	134,043	114,821	8,385	(50,284)	(25,833)	(21,266)	6,400	(1,427)	206,965	(42,126)
Foreign currency translation adjustments	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	7,776	(35,540)	13,143
Other comprehensive income (loss)	41,698	(283,319)	(130,381)	(38,816)	52,242	110,016	(84,821)	28,363	(410,818)	105,800
Comprehensive Income (Loss)	$(94,813)	$(250,468)	$68,362	$157,067	$293,112	$316,222	$121,034	$233,375	$(119,852)	$963,743

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

Operating Activities
Net income (loss)	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012	$290,966	$857,943
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	103,552	106,449	13,704	(33,791)	(18,732)	(14,034)	3,757	1,097	189,914	(27,912)
Equity in net (income) loss of investment funds accounted for using the equity method and other income	173,955	(1,336)	(24,286)	18,277	(4,577)	2,587	(3,641)	(3,246)	166,610	(8,877)
Share-based compensation	5,974	6,792	12,911	4,600	5,053	5,095	10,151	4,306	30,277	24,605
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	226,284	153,860	95,859	182,498	114,883	129,814	177,331	147,462	658,501	569,490
Unearned premiums, net of prepaid reinsurance premiums	(75,899)	(51,494)	(20,133)	105,497	(133,360)	(38,940)	8,418	127,107	(42,029)	(36,775)
Premiums receivable	18,896	115,653	21,679	(148,197)	174,098	140,753	(86,730)	(203,707)	8,031	24,414
Deferred acquisition costs, net	10,955	9,229	(8,491)	(21,319)	11,940	7,759	4,998	(23,700)	(9,626)	997
Reinsurance balances payable	(31,791)	(74,317)	(67,451)	19,677	(35,429)	(47,758)	(12,244)	91,498	(153,882)	(3,933)
Other liabilities	(131,774)	2,140	7,791	40,490	(4,721)	28,945	441	1,296	(81,353)	25,961
Other items, net	2,460	82,362	25,937	(29,070)	(17,155)	6,156	(34,464)	56,006	81,689	10,543
Net Cash Provided By Operating Activities	166,101	382,189	256,263	334,545	332,870	426,583	273,872	403,131	1,139,098	1,436,456

Investing Activities
Purchases of fixed maturity investments	(6,012,984)	(4,184,587)	(3,737,610)	(3,772,652)	(6,103,826)	(5,417,802)	(3,885,436)	(5,047,868)	(17,707,833)	(20,454,932)
Proceeds from sales of fixed maturity investments	5,456,446	3,970,441	3,521,141	3,523,338	5,280,324	5,231,766	4,080,733	4,326,607	16,471,366	18,919,430
Proceeds from redemptions and maturities of fixed maturity investments	137,665	127,312	180,437	136,932	149,535	188,665	121,863	183,984	582,346	644,047
Purchases of other investments	(254,729)	(38,036)	(40,837)	(146,815)	(313,388)	(43,870)	(33,379)	(151,978)	(480,417)	(542,615)
Proceeds from sales of other investments	224,466	146,388	24,098	65,226	141,697	20	7,555	54,754	460,178	204,026
Investment in joint venture	—	—	(100,000)	—	—	—	—	—	(100,000)	—
Net (purchases) sales of short-term investments	312,038	(280,724)	(13,462)	74,201	653,433	(226,906)	(329,880)	188,663	92,053	285,310
Change in investment of securities lending collateral	196,799	(32,120)	310,661	274,855	(583,417)	194,653	45,139	(268,722)	750,195	(612,347)
Purchases of furniture, equipment and other	(2,745)	(1,772)	(1,939)	(3,045)	(15,391)	(3,607)	(4,860)	(4,138)	(9,501)	(27,996)
Net Cash Provided By (Used For) Investing Activities	56,956	(293,098)	142,489	152,040	(791,033)	(77,081)	1,735	(718,698)	58,387	(1,585,077)

Financing Activities
Purchases of common shares under share repurchase program	—	(123,377)	(199,910)	(189,843)	(136,361)	(145,732)	(210,498)	(44,475)	(513,130)	(537,066)
Proceeds from common shares issued, net	10,497	3,334	5,510	2,540	4,859	1,212	4,282	3,145	21,881	13,498
Revolving credit agreement borrowings	—	—	100,000	—	—	—	—	—	100,000	—
Change in securities lending collateral	(196,799)	32,120	(310,661)	(274,855)	583,417	(194,653)	(45,139)	268,722	(750,195)	612,347
Excess tax benefits from share-based compensation	698	502	616	660	634	324	1,610	2,355	2,476	4,923
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net Cash Provided By (Used For) Financing Activities	(192,065)	(93,882)	(410,906)	(467,959)	446,088	(345,310)	(256,206)	223,286	(1,164,812)	67,858

Effects of exchange rate changes on foreign currency cash	(18,350)	(2,656)	18	139	1,186	1,469	493	513	(20,849)	3,661

Increase (decrease) in cash	12,642	(7,447)	(12,136)	18,765	(10,889)	5,661	19,894	(91,768)	11,824	(77,102)
Cash beginning of period	239,097	246,544	258,680	239,915	250,804	245,143	225,249	317,017	239,915	317,017
Cash end of period	$251,739	$239,097	$246,544	$258,680	$239,915	$250,804	$245,143	$225,249	$251,739	$239,915

Income taxes paid (received), net	$(994)	$7,124	$2,723	$2,510	$746	$1,236	$1,285	$596	$11,363	$3,863
Interest paid	$11,802	$724	$11,259	$0	$11,025	$0	$11,025	$0	$23,785	$22,050

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information.”

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Inter-segment insurance business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of nine specialty product lines: casualty; construction and national accounts; executive assurance; healthcare; professional liability; programs; property, marine and aviation; surety; and other (consisting of collateral protection business, excess workers’ compensation and employers’ liability business and travel and accident business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance treaties. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other fee income, net of related expenses, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. In addition, results for corporate and other include dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended December 31, 2008 and 2007

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2008			December 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$564,570	$266,165	$825,465	$591,679	$245,371	$828,160
Net premiums written	367,223	248,351	615,574	377,357	200,309	577,666

Net premiums earned	$398,355	$300,159	$698,514	$426,352	$285,864	$712,216
Fee income	811	645	1,456	1,326	540	1,866
Losses and loss adjustment expenses	(307,136)	(183,680)	(490,816)	(271,893)	(123,858)	(395,751)
Acquisition expenses, net	(54,498)	(68,733)	(123,231)	(54,596)	(57,106)	(111,702)
Other operating expenses	(71,819)	(21,761)	(93,580)	(68,677)	(25,126)	(93,803)
Underwriting income (loss)	$(34,287)	$26,630	(7,657)	$32,512	$80,314	112,826

Net investment income			111,745			120,807
Net realized gains (losses)			(102,873)			18,732
Equity in net income (loss) of investment funds accounted for using the equity method			(174,147)			(906)
Other income			211			5,483
Other expenses			(6,805)			(7,472)
Interest expense			(6,285)			(5,523)
Net foreign exchange gains (losses)			51,479			(4,121)
Income before income taxes			(134,332)			239,826
Income tax benefit (expense)			(2,179)			1,044

Net income (loss)			(136,511)			240,870
Preferred dividends			(6,461)			(6,461)
Net income (loss) available to common shareholders			$(142,972)			$234,409

Underwriting Ratios
Loss ratio	77.1%	61.2%	70.3%	63.8%	43.3%	55.6%
Acquisition expense ratio (2)	13.5%	22.9%	17.5%	12.6%	20.0%	15.6%
Other operating expense ratio	18.0%	7.2%	13.4%	16.1%	8.8%	13.2%
Combined ratio	108.6%	91.3%	101.2%	92.5%	72.1%	84.4%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Years Ended December 31, 2008 and 2007

(U.S. dollars in thousands)

	Year Ended			Year Ended
	December 31, 2008			December 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,490,919	$1,201,903	$3,669,076	$2,660,302	$1,517,645	$4,140,143
Net premiums written	1,657,603	1,148,123	2,805,726	1,717,548	1,184,388	2,901,936

Net premiums earned	$1,675,089	$1,170,365	$2,845,454	$1,702,343	$1,242,307	$2,944,650
Fee income	3,445	1,261	4,706	5,063	2,473	7,536
Losses and loss adjustment expenses	(1,194,528)	(654,216)	(1,848,744)	(1,077,769)	(566,401)	(1,644,170)
Acquisition expenses, net	(224,539)	(265,970)	(490,509)	(201,703)	(278,828)	(480,531)
Other operating expenses	(288,883)	(78,421)	(367,304)	(276,388)	(81,059)	(357,447)
Underwriting income (loss)	$(29,416)	$173,019	143,603	$151,546	$318,492	470,038

Net investment income			468,080			463,241
Net realized gains (losses)			(185,101)			28,141
Equity in net income (loss) of investment funds accounted for using the equity method			(178,608)			(171)
Other income			12,282			9,048
Other expenses			(28,498)			(30,691)
Interest expense			(23,838)			(22,093)
Net foreign exchange gains (losses)			96,585			(43,969)
Income before income taxes			304,505			873,544
Income tax expense			(13,539)			(15,601)

Net income			290,966			857,943
Preferred dividends			(25,844)			(25,844)
Net income available to common shareholders			$265,122			$832,099

Underwriting Ratios
Loss ratio	71.3%	55.9%	65.0%	63.3%	45.6%	55.8%
Acquisition expense ratio (2)	13.2%	22.7%	17.1%	11.7%	22.4%	16.2%
Other operating expense ratio	17.2%	6.7%	12.9%	16.2%	6.5%	12.1%
Combined ratio	101.7%	85.3%	95.0%	91.2%	74.5%	84.1%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2008		2007		2008		2007
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, marine and aviation	$56,263	15.3%	$54,790	14.5%	$334,635	20.2%	$328,967	19.2%
Programs	64,619	17.6%	50,524	13.4%	270,449	16.3%	235,793	13.7%
Construction and national accounts	47,334	12.9%	57,396	15.2%	240,458	14.5%	227,936	13.3%
Professional liability	58,449	15.9%	65,832	17.4%	246,891	14.9%	269,479	15.7%
Executive assurance	54,028	14.7%	46,511	12.3%	193,602	11.7%	185,351	10.8%
Casualty	27,936	7.6%	35,975	9.5%	116,096	7.0%	183,267	10.7%
Healthcare	11,161	3.0%	13,892	3.7%	44,596	2.7%	63,757	3.7%
Surety	12,704	3.5%	11,113	2.9%	50,376	3.0%	56,061	3.3%
Other (1)	34,729	9.5%	41,324	11.1%	160,500	9.7%	166,937	9.6%
Total	$367,223	100.0%	$377,357	100.0%	$1,657,603	100.0%	$1,717,548	100.0%

Net premiums earned
Property, marine and aviation	$76,586	19.2%	$79,574	18.7%	$333,777	19.9%	$334,877	19.7%
Programs	66,462	16.7%	58,249	13.7%	257,110	15.3%	231,012	13.6%
Construction and national accounts	55,016	13.8%	58,601	13.7%	236,007	14.1%	213,004	12.5%
Professional liability	58,195	14.6%	67,281	15.8%	256,192	15.3%	268,225	15.8%
Executive assurance	45,192	11.3%	44,887	10.5%	181,333	10.8%	184,154	10.8%
Casualty	35,251	8.8%	47,458	11.1%	153,200	9.1%	201,939	11.9%
Healthcare	10,880	2.7%	15,256	3.6%	49,754	3.0%	68,456	4.0%
Surety	12,109	3.0%	14,874	3.5%	51,556	3.1%	67,197	3.9%
Other (1)	38,664	9.9%	40,172	9.4%	156,160	9.4%	133,479	7.8%
Total	$398,355	100.0%	$426,352	100.0%	$1,675,089	100.0%	$1,702,343	100.0%

Net premiums written by client location
United States	$285,191	77.7%	$285,392	75.6%	$1,242,906	75.0%	$1,323,376	77.1%
Europe	44,737	12.2%	57,235	15.2%	244,849	14.8%	250,824	14.6%
Other	37,295	10.1%	34,730	9.2%	169,848	10.2%	143,348	8.3%
Total	$367,223	100.0%	$377,357	100.0%	$1,657,603	100.0%	$1,717,548	100.0%

Net premiums written by underwriting location
United States	277,273	75.5%	$282,685	74.9%	1,236,712	74.6%	$1,309,401	76.2%
Europe	62,608	17.0%	72,864	19.3%	342,021	20.6%	330,746	19.3%
Other	27,342	7.5%	21,808	5.8%	78,870	4.8%	77,401	4.5%
Total	$367,223	100.0%	$377,357	100.0%	$1,657,603	100.0%	$1,717,548	100.0%

(1) Includes excess workers’ compensation, employers liability business and travel and accident business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

Gross premiums written	$564,570	$678,338	$621,663	$626,348	$591,679	$722,688	$684,725	$661,210	$2,490,919	$2,660,302
Net premiums written	367,223	466,115	421,501	402,764	377,357	460,019	451,828	428,344	1,657,603	1,717,548

Net premiums earned	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847	$1,675,089	$1,702,343
Fee income	811	872	880	882	1,326	1,036	1,276	1,425	3,445	5,063
Losses and loss adjustment expenses	(307,136)	(337,456)	(262,633)	(287,303)	(271,893)	(273,896)	(272,658)	(259,322)	(1,194,528)	(1,077,769)
Acquisition expenses, net	(54,498)	(62,752)	(55,400)	(51,889)	(54,596)	(52,880)	(47,532)	(46,695)	(224,539)	(201,703)
Other operating expenses	(71,819)	(71,861)	(71,566)	(73,637)	(68,677)	(68,548)	(70,269)	(68,894)	(288,883)	(276,388)
Underwriting income (loss)	$(34,287)	$(30,148)	$27,866	$7,153	$32,512	$35,296	$43,377	$40,361	$(29,416)	$151,546

Underwriting Ratios
Loss ratio	77.1%	76.5%	63.0%	68.6%	63.8%	63.8%	63.0%	62.7%	71.3%	63.3%
Acquisition expense ratio (2)	13.5%	14.0%	13.1%	12.2%	12.6%	12.1%	10.8%	11.1%	13.2%	11.7%
Other operating expense ratio	18.0%	16.3%	17.2%	17.6%	16.1%	16.0%	16.2%	16.6%	17.2%	16.2%
Combined ratio	108.6%	106.8%	93.3%	98.4%	92.5%	91.9%	90.0%	90.4%	101.7%	91.2%

Net premiums written
Property, marine and aviation	$56,263	$91,461	$89,674	$97,237	$54,790	$85,178	$104,226	$84,773	$334,635	$328,967
Programs	64,619	78,045	73,202	54,583	50,524	67,792	59,154	58,323	270,449	235,793
Construction and national accounts	47,334	66,161	65,752	61,211	57,396	54,543	55,514	60,483	240,458	227,936
Professional liability	58,449	70,778	63,583	54,081	65,832	80,708	64,584	58,355	246,891	269,479
Executive assurance	54,028	53,665	43,740	42,169	46,511	46,845	47,904	44,091	193,602	185,351
Casualty	27,936	28,456	31,161	28,543	35,975	46,392	57,719	43,181	116,096	183,267
Healthcare	11,161	11,411	11,027	10,997	13,892	15,952	12,383	21,530	44,596	63,757
Surety	12,704	16,599	10,206	10,867	11,113	13,233	12,968	18,747	50,376	56,061
Other (1)	34,729	49,539	33,156	43,076	41,324	49,376	37,376	38,861	160,500	166,937
Total	$367,223	$466,115	$421,501	$402,764	$377,357	$460,019	$451,828	$428,344	$1,657,603	$1,717,548

Net premiums earned
Property, marine and aviation	$76,586	$88,903	$83,830	$84,458	79,574	$81,233	$92,284	$81,786	$333,777	$334,877
Programs	66,462	71,576	62,085	56,987	58,249	59,518	57,036	56,209	257,110	231,012
Construction and national accounts	55,016	65,710	58,166	57,115	58,601	55,463	50,965	47,975	236,007	213,004
Professional liability	58,195	62,987	66,200	68,810	67,281	67,256	65,804	67,884	256,192	268,225
Executive assurance	45,192	47,237	44,496	44,408	44,887	46,481	47,408	45,378	181,333	184,154
Casualty	35,251	37,351	38,292	42,306	47,458	50,248	52,673	51,560	153,200	201,939
Healthcare	10,880	12,292	13,137	13,445	15,256	16,249	17,107	19,844	49,754	68,456
Surety	12,109	13,891	12,057	13,499	14,874	16,597	16,597	19,129	51,556	67,197
Other (1)	38,664	41,102	38,322	38,072	40,172	36,539	32,686	24,082	156,160	133,479
Total	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847	$1,675,089	$1,702,343

(1) Includes excess workers’ compensation, employers liability business and travel and accident business.

(2) The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2008		2007		2008		2007
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$71,740	28.9%	$107,909	53.9%	$347,198	30.2%	$466,209	39.4%
Property excluding property catastrophe (2)	90,909	36.6%	40,729	20.3%	328,684	28.6%	248,367	21.0%
Property catastrophe	27,534	11.1%	8,762	4.4%	231,146	20.1%	202,203	17.1%
Other specialty	26,066	10.5%	13,664	6.8%	146,452	12.8%	148,776	12.6%
Marine and aviation	31,867	12.8%	29,156	14.6%	90,733	7.9%	110,586	9.3%
Other	235	0.1%	89	0.0%	3,910	0.4%	8,247	0.6%
Total	$248,351	100.0%	$200,309	100.0%	$1,148,123	100.0%	$1,184,388	100.0%

Net premiums earned
Casualty (1)	$95,990	32.0%	$118,160	41.3%	$415,983	35.5%	$505,578	40.7%
Property excluding property catastrophe (2)	78,778	26.2%	63,676	22.3%	278,234	23.8%	264,151	21.3%
Property catastrophe	60,975	20.3%	44,951	15.7%	219,767	18.8%	171,496	13.8%
Other specialty	36,255	12.1%	30,741	10.8%	147,185	12.6%	184,597	14.9%
Marine and aviation	26,877	9.0%	25,950	9.1%	103,649	8.9%	104,482	8.4%
Other	1,284	0.4%	2,386	0.8%	5,547	0.4%	12,003	0.9%
Total	$300,159	100.0%	$285,864	100.0%	$1,170,365	100.0%	$1,242,307	100.0%

Net premiums written
Pro rata	$203,188	81.8%	$171,103	85.4%	$735,655	64.1%	$803,352	67.8%
Excess of loss	45,163	18.2%	29,206	14.6%	412,468	35.9%	381,036	32.2%
Total	$248,351	100.0%	$200,309	100.0%	$1,148,123	100.0%	$1,184,388	100.0%

Net premiums earned
Pro rata	$188,326	62.7%	$192,073	67.2%	$763,128	65.2%	$874,647	70.4%
Excess of loss	111,833	37.3%	93,791	32.8%	407,237	34.8%	367,660	29.6%
Total	$300,159	100.0%	$285,864	100.0%	$1,170,365	100.0%	$1,242,307	100.0%

Net premiums written by client location
United States	$135,961	54.7%	$99,315	49.6%	$631,896	55.0%	$688,841	58.2%
Europe	75,939	30.6%	53,423	26.7%	331,072	28.8%	258,952	21.9%
Bermuda	28,017	11.3%	32,215	16.1%	137,215	12.0%	179,935	15.2%
Other	8,434	3.4%	15,356	7.6%	47,940	4.2%	56,660	4.7%
Total	$248,351	100.0%	$200,309	100.0%	$1,148,123	100.0%	$1,184,388	100.0%

Net premiums written by underwriting location
Bermuda	$150,273	60.5%	$102,934	51.4%	$662,896	57.7%	$691,782	58.4%
U.S.	86,025	34.6%	91,466	45.7%	419,805	36.6%	471,551	39.8%
Other	12,053	4.9%	5,909	2.9%	65,422	5.7%	21,055	1.8%
Total	$248,351	100.0%	$200,309	100.0%	$1,148,123	100.0%	$1,184,388	100.0%

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

Gross premiums written	$266,165	$228,593	$273,318	$433,827	$245,371	$286,272	$427,348	$558,654	$1,201,903	$1,517,645
Net premiums written	248,351	226,577	264,617	408,578	200,309	234,611	306,067	443,401	1,148,123	1,184,388

Net premiums earned	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646	$1,170,365	$1,242,307
Fee income	645	72	358	186	540	574	815	544	1,261	2,473
Losses and loss adjustment expenses	(183,680)	(211,430)	(141,992)	(117,114)	(123,858)	(128,799)	(153,005)	(160,739)	(654,216)	(566,401)
Acquisition expenses, net	(68,733)	(70,661)	(63,826)	(62,750)	(57,106)	(78,544)	(69,745)	(73,433)	(265,970)	(278,828)
Other operating expenses	(21,761)	(18,331)	(20,091)	(18,238)	(25,126)	(22,153)	(19,999)	(13,781)	(78,421)	(81,059)
Underwriting income (loss)	$26,630	$(8,368)	$63,539	$91,218	$80,314	$77,023	$76,918	$84,237	$173,019	$318,492

Underwriting Ratios
Loss ratio	61.2%	72.4%	49.1%	40.5%	43.3%	42.1%	48.0%	48.5%	55.9%	45.6%
Acquisition expense ratio	22.9%	24.2%	22.1%	21.7%	20.0%	25.7%	21.9%	22.1%	22.7%	22.4%
Other operating expense ratio	7.2%	6.3%	6.9%	6.3%	8.8%	7.2%	6.3%	4.2%	6.7%	6.5%
Combined ratio	91.3%	102.9%	78.1%	68.5%	72.1%	75.0%	76.2%	74.8%	85.3%	74.5%

Net premiums written
Casualty (1)	$71,740	$82,497	$86,974	$105,987	$107,909	$103,718	$110,108	$144,474	$347,198	$466,209
Property excluding property catastrophe (2)	90,909	56,105	85,748	95,922	40,729	43,341	69,351	94,946	328,684	248,367
Property catastrophe	27,534	44,591	52,797	106,224	8,762	35,268	77,514	80,659	231,146	202,203
Other specialty	26,066	24,013	20,693	75,680	13,664	33,145	27,971	73,996	146,452	148,776
Marine and aviation	31,867	18,727	17,975	22,164	29,156	17,903	19,812	43,715	90,733	110,586
Other	235	644	430	2,601	89	1,236	1,311	5,611	3,910	8,247
Total	$248,351	$226,577	$264,617	$408,578	$200,309	$234,611	$306,067	$443,401	$1,148,123	$1,184,388

Net premiums earned
Casualty (1)	$95,990	$106,146	$106,199	$107,648	$118,160	$115,862	$131,114	$140,442	$415,983	$505,578
Property excluding property catastrophe (2)	78,778	68,670	67,445	63,341	63,676	62,699	64,734	73,042	278,234	264,151
Property catastrophe	60,975	57,015	51,496	50,281	44,951	53,703	38,152	34,690	219,767	171,496
Other specialty	36,255	36,388	36,058	38,484	30,741	49,232	52,582	52,042	147,185	184,597
Marine and aviation	26,877	22,395	26,946	27,431	25,950	21,889	30,021	26,622	103,649	104,482
Other	1,284	1,368	946	1,949	2,386	2,560	2,249	4,808	5,547	12,003
Total	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646	$1,170,365	$1,242,307

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
Investable assets:
Fixed maturities available for sale, at market value	$8,122,221	81%	$7,544,831	75%	$7,746,296	77%	$7,591,695	74%	$7,137,998	71%
Fixed maturities pledged under securities lending agreements, at market value (1)	626,501	6%	901,559	9%	890,822	9%	1,189,050	12%	1,462,826	14%
Total fixed maturities	8,748,722	87%	8,446,390	84%	8,637,118	86%	8,780,745	86%	8,600,824	85%
Short-term investments available for sale, at market value	479,586	5%	863,783	9%	645,587	6%	631,285	6%	699,036	7%
Short-term investments pledged under securities lending agreements, at market value (1)	101,564	1%	3,987	0%	—	0%	1,036	0%	219	0%
Cash	251,739	3%	239,097	2%	246,544	2%	258,680	3%	239,915	2%
Other investments
Fixed income mutual funds	39,858	0%	60,051	1%	122,236	1%	145,454	1%	194,090	2%
International equity index funds	—	0%	—	0%	106,230	1%	108,493	1%	92,056	1%
Privately held securities and other (Aeolus LP, etc.)	69,743	1%	82,095	1%	67,172	1%	62,305	1%	67,548	1%
Investment funds accounted for using the equity method (2)	301,027	3%	384,139	4%	351,879	3%	294,379	3%	235,975	2%
Securities transactions entered into but not settled at the balance sheet date	(18,236)	0%	(39,117)	(1)%	(10,845)	0%	(39,640)	(1)%	(5,796)	(0)%
Total investable assets (1)	$9,974,003	100%	$10,040,425	100%	$10,165,921	100%	$10,242,737	100%	$10,123,867	100%

Fixed income metrics (1):
Average effective duration (in years)	3.62		3.44		3.36		3.50		3.29
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	4.55%		4.74%		4.96%		4.82%		5.03%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$6,756,503	77%	$6,202,446	73%	$6,110,053	71%	$6,676,227	76%	$6,600,258	77%
AA	815,512	9%	1,177,943	14%	1,287,086	15%	950,671	11%	882,262	10%
A	750,947	9%	651,915	8%	772,697	9%	730,523	8%	677,047	8%
BBB	195,319	2%	205,362	2%	227,699	2%	209,874	3%	243,610	3%
BB	52,349	1%	46,283	1%	48,083	1%	34,072	0%	25,390	0%
B	126,688	1%	109,544	1%	123,650	1%	113,912	1%	128,459	2%
Lower than B	9,549	0%	8,868	0%	9,738	0%	9,785	0%	11,321	0%
Not rated	41,855	1%	44,029	1%	58,112	1%	55,681	1%	32,477	0%
Total fixed maturities, at market value	$8,748,722	100%	$8,446,390	100%	$8,637,118	100%	$8,780,745	100%	$8,600,824	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. For purposes of these tables, the Company has excluded the collateral received and reinvested at each date, which is reflected as “investment of funds received under securities lending agreements, at market value” and included amounts reflected as “fixed maturities and short-term investments pledged under securities lending agreements, at market value.”

(2)

The Company’s investment portfolio includes certain funds that invest in fixed maturity securities which, due to the ownership structure of the funds, are accounted for by the Company using the equity method. In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). Changes in the carrying value of such investments are recorded as ‘Equity in net income (loss) of investment funds accounted for using the equity method’ rather than as an unrealized gain or loss component of accumulated other comprehensive income in shareholders’ equity as are changes in the carrying value of the Company’s other fixed income investments.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities, Unrealized Loss Aging and Top Ten Corporate Exposures

(U.S. dollars in thousands)

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements at December 31, 2008:

	December 31, 2008
		Gross	Gross	Net
	Estimated	Unrealized	Unrealized	Unrealized	Amortized
	Market Value	Gains	Losses	Gains (Losses)	Cost

Corporate bonds	$2,019,373	$51,131	$(98,979)	$(47,848)	$2,067,221
Mortgage backed securities	1,581,736	23,306	(125,759)	(102,453)	1,684,189
U.S. government and government agencies	1,463,897	77,762	(14,159)	63,603	1,400,294
Commercial mortgage backed securities	1,219,737	16,128	(68,212)	(52,084)	1,271,821
Asset backed securities	970,041	1,121	(70,762)	(69,641)	1,039,682
Municipal bonds	965,966	26,815	(1,730)	25,085	940,881
Non-U.S. government securities	527,972	33,690	(31,884)	1,806	526,166
Total	$8,748,722	$229,953	$(411,485)	$(181,532)	$8,930,254

The following table provides an analysis of the length of time each of those fixed maturities, fixed maturities pledged under securities lending agreements, other investments and short-term investments with an unrealized loss had been in a continual unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Market Value	Losses	Market Value	Losses	Market Value	Losses

Total fixed maturities:
Corporate bonds	$870,093	$(89,446)	$30,608	$(9,533)	$900,701	$(98,979)
Mortgage backed securities	417,373	(105,154)	23,295	(20,605)	440,668	(125,759)
U.S. government and government agencies	356,719	(14,159)	—	—	356,719	(14,159)
Commercial mortgage backed securities	714,497	(68,210)	52	(2)	714,549	(68,212)
Municipal bonds	93,072	(1,730)	—	—	93,072	(1,730)
Asset backed securities	888,908	(63,845)	26,185	(6,917)	915,093	(70,762)
Non-U.S. government securities	223,314	(31,882)	142	(2)	223,456	(31,884)
Total	3,563,976	(374,426)	80,282	(37,059)	3,644,258	(411,485)

Other investments	20,510	(3,649)	13,715	(20,919)	34,225	(24,568)

Short-term investments	33,080	(2,535)	—	—	33,080	(2,535)
Total	$3,617,566	$(380,610)	$93,997	$(57,978)	$3,711,563	$(438,588)

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers at December 31, 2008, including amounts guaranteed by the U.S. government:

	Estimated Market Value
	U.S. Gov’t	Non-U.S. Gov’t
	Guaranteed (1)	Guaranteed	Total

General Electric Capital Corp.	$31,163	$103,887	$135,050
JPMorgan Chase & Co.	35,875	63,819	99,694
Wells Fargo & Company	—	99,031	99,031
Citigroup Inc.	41,502	56,943	98,445
Bank of America Corp.	31,895	61,793	93,688
HSBC Holdings PLC	26,104	23,139	49,243
Verizon Communications Inc.	—	43,305	43,305
Goldman Sachs Group Inc.	27,113	8,826	35,939
Barclays Bank PLC	—	27,323	27,323
Morgan Stanley Corp.	15,134	11,448	26,582

(1)      Securities issued which are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), a U.S. government agency, under the Temporary Liquidity Guarantee Program.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage backed securities (“MBS”) and commercial mortgage backed securities (“CMBS”) at December 31, 2008, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Par	Credit		% of Asset	% of Investable
	Year	Value	Quality	Total	Class	Assets

Non-agency MBS:	2002	$5,666	AAA	$5,099	0.3%	0.1%
	2003	9,360	AAA	8,350	0.5%	0.1%
	2004	53,977	AAA	41,319	2.6%	0.4%
	2005	115,506	AAA	67,423	4.3%	0.7%
	2006	97,713	AAA	58,354	3.7%	0.6%
	2007	135,125	AA-	82,989	5.2%	0.8%
	2008	31,165	AAA	24,563	1.6%	0.2%
Total non-agency MBS		$448,512	AA+	$288,097	18.2%	2.9%

Non-agency CMBS:	1998	$3,400	AAA	$3,236	0.3%	0.0%
	1999	100,996	AAA	102,243	8.4%	1.0%
	2000	132,168	AAA	128,633	10.5%	1.3%
	2001	87,124	AAA	83,341	6.8%	0.8%
	2002	71,486	AAA	65,252	5.3%	0.7%
	2003	99,068	AAA	87,277	7.2%	0.9%
	2004	77,414	AAA	67,754	5.6%	0.7%
	2005	77,952	AAA	62,419	5.1%	0.6%
	2006	82,252	AAA	65,064	5.3%	0.7%
	2007	32,900	AAA	26,435	2.2%	0.3%
Total non-agency CMBS		$764,760	AAA	$691,654	56.7%	7.0%

	Non-Agency	Non-Agency
Additional Statistics	MBS	CMBS (1)

Wtd. average loan age (months)	37	80
Wtd. average life (months) (2)	73	33
Wtd. average loan-to-value% (3)	65.8%	55.0%
Total delinquencies (4)	6.6%	1.2%
Current credit support% (5)	9.3%	27.8%

(1)	Loans defeased with government/agency obligations represented approximately 23% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at December 31, 2008. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 35% to 91%, while the range of loan-to-values on CMBS is 43% to 73%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset backed securities (“ABS”) at December 31, 2008:

		Average		Estimated Market Value
	Par	Credit	Effective		% of Asset	% of Investable
	Value	Quality	Duration	Total	Class	Assets

Sector:
Autos	$281,200	AAA	1.29	$265,428	27.4%	2.7%
Credit cards	502,280	AAA	1.68	462,172	47.6%	4.6%
Rate reduction bonds	139,361	AAA	1.95	139,632	14.4%	1.4%
Other	85,124	AAA	0.66	78,414	8.1%	0.8%
	1,007,965	AAA	1.52	945,646	97.5%	9.5%

Home equity (1)	$26,422	AAA	0.01	$18,055	1.9%	0.2%
	9,670	AA	0.01	4,377	0.4%	0.0%
	1,852	A	0.01	936	0.1%	0.0%
	343	BBB	0.01	189	0.0%	0.0%
	5,993	B	0.01	208	0.0%	0.0%
	10,900	CCC	0.01	544	0.1%	0.0%
	700	D	0.07	86	0.0%	0.0%
	55,880	A	0.01	24,395	2.5%	0.2%

Total ABS	$1,063,845	AAA	1.44	$970,041	100.0%	9.7%

(1)

The Company’s investment portfolio included $65.1 million par in sub-prime securities at December 31, 2008, with an estimated market value of $30.4 million and an average credit quality of “A.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $56.1 million estimated market value of sub-prime securities with an average credit quality of “AA+.”

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic, and, under applicable GAAP accounting, losses on the Company’s investments can be realized as the result of other-than-temporary declines in value without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 18 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Year Ended
	December 31,		September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2008		2008	2008	2008	2007	2007	2007	2007	2008	2007
	As	Pro	As	As	As	As	As	As	As	As	As
	Reported (1)	Forma (1)	Reported	Reported	Reported	Reported	Reported	Reported	Reported	Reported	Reported

After-tax operating income available to common shareholders	$85,934	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730	$537,386	$846,458
Net realized gains (losses), net of tax	(106,005)	(106,005)	(104,418)	(12,868)	33,136	18,211	13,879	(2,791)	786	(190,155)	30,085
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(174,147)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642	(178,608)	(171)
Net foreign exchange gains (losses), net of tax	51,246	51,246	68,445	192	(23,384)	(4,416)	(23,433)	(6,817)	(9,607)	96,499	(44,273)
Net income (loss) available to common shareholders	$(142,972)	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551	$265,122	$832,099

Diluted per common share results:
After-tax operating income available to common shareholders	$1.43	$1.37	$1.02	$2.82	$2.97	$3.12	$2.96	$2.73	$2.67	$8.29	$11.47
Net realized gains (losses), net of tax	(1.76)	(1.69)	(1.66)	(0.20)	0.48	0.26	0.19	(0.04)	0.01	(2.93)	0.41
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.90)	(2.78)	(0.03)	0.30	(0.33)	(0.01)	(0.07)	0.05	0.04	(2.76)	0.00
Net foreign exchange gains (losses), net of tax	0.85	0.82	1.09	0.00	(0.34)	(0.06)	(0.32)	(0.09)	(0.13)	1.49	(0.60)
Net income (loss) available to common shareholders	$(2.38)	$(2.28)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59	$4.09	$11.28

Weighted average common shares and common share equivalents outstanding — diluted	60,048,258	62,587,256	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686	64,789,052	73,762,419

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended								Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007

After-tax operating income available to common shareholders	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730	$537,386	$846,458
Annualized after-tax operating income available to common shareholders (a)	$343,736	$256,376	$741,500	$807,932	$886,080	$858,328	$822,504	$818,920	$537,386	$846,458

Beginning common shareholders’ equity	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,458,348	$3,265,619	$3,710,811	$3,265,619
Ending common shareholders’ equity	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067	3,458,348	3,107,965	3,710,811
Average common shareholders’ equity (b)	$3,149,838	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,464,431	$3,418,708	$3,361,984	$3,409,388	$3,488,215

Annualized operating return on average common equity (a)/(b)	10.9%	7.6%	20.5%	21.9%	24.4%	24.8%	24.1%	24.4%	15.8%	24.3%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2008	2008	2008	2007	2007	2007	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	—	—	—	—	—
Total debt	$400,000	$400,000	$400,000	$300,000	$300,000	$300,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067	3,458,348
Total Shareholders’ Equity	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$3,783,348

Total capital	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795	$4,004,067	$4,083,348

Common shares outstanding (3) (b)	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share (a)/(b)	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

Leverage ratios:
Senior notes/total capital	7.8%	7.7%	7.0%	7.0%	6.9%	7.2%	7.5%	7.3%
Revolving credit agreement borrowings/total capital	2.6%	2.6%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%
Debt/total capital	10.4%	10.2%	9.3%	7.0%	6.9%	7.2%	7.5%	7.3%
Preferred/total capital	8.5%	8.3%	7.6%	7.6%	7.5%	7.8%	8.1%	8.0%
Debt and preferred/total capital	18.9%	18.5%	16.9%	14.5%	14.4%	15.0%	15.6%	15.3%

(1) 8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2) 5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3) Excludes the effects of stock options and restricted stock units outstanding.